SUPPLEMENT TO THE PROSPECTUSES

AND STATEMENTS OF ADDITIONAL INFORMATION (“SAI”)

OF

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN STATE MUNICIPAL BOND FUNDS AND

I.          Evergreen California Municipal Bond Fund, Evergreen High Income Municipal Bond Fund, Evergreen Intermediate Municipal Bond Fund, Evergreen Municipal Bond Fund, Evergreen Pennsylvania Municipal Bond Fund and Evergreen Short-Intermediate Municipal Bond Fund (each, a “Fund;” and together, the “Funds”)

                Effective immediately, Matthew M. Kiselak is no longer a portfolio manager of the Funds.

The section of each Fund’s prospectus entitled “Fund Management – Portfolio Manager(s)” and the section entitled “Portfolio Manager(s)” in each Fund’s SAI are revised accordingly.

May 21, 2010                                                                                                                                         587241 (5/10)